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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)		60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        This Form 8-K relates to the announcement by Telephone and Data Systems, Inc. ("TDS"), (i) that it is calling a special meeting of TDS shareholders to approve an amendment to the Restated Certificate of Incorporation of TDS to increase the authorized number of Special Common Shares from 20,000,000 to 165,000,000 (the "Special Common Share Proposal"), and (ii) subject to the approval of the Special Common Share Proposal and certain other conditions, that TDS may possibly take action at some time in the future to offer and issue Special Common Shares in exchange for all of the Common Shares of United States Cellular Corporation ("U.S. Cellular") which are not owned by TDS (a "Possible U.S. Cellular Transaction"). A copy of TDS's press release issued February 18, 2005 is attached as Exhibit 99.1.

        IMPORTANT INFORMATION: Additional information relating to the Special Common Share Proposal to be submitted to TDS shareholders is included in TDS's preliminary proxy statement as filed with the SEC on February 18, 2005 and will be included in TDS's definitive proxy statement when it becomes available. The description of a Possible U.S. Cellular Transaction is neither an offer to purchase nor a solicitation of an offer to sell any securities. If and when TDS takes action with respect to a Possible U.S. Cellular Transaction, TDS will file appropriate documents with the SEC with respect thereto. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ SUCH DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders and other investors may access such documents without charge if and when they become available at the SEC's web site (www.sec.gov) and on the TDS web site (www.teldta.com) in the Investor Relations section on the SEC filing page. TDS and its executive officers and directors may be deemed to be participants in the solicitation of proxies from TDS shareholders in connection with the Special Common Share Proposal. Information regarding the security ownership and other interests of TDS's executive officers and directors will be included in the definitive proxy statement.

Item 9.01. Exhibits.

(c)
Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telephone and Data Systems, Inc. (Registrant)
Date: February 18, 2005	By:	/s/ J. TIMOTHY KLEESPIES J. Timothy Kleespies Vice President and Assistant Corporate Controller

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EXHIBIT INDEX

        The following exhibits are filed herewith as noted below.

Exhibit No.	Description
99.1	Press Release dated February 18, 2005.
99.2	Preliminary Proxy Statement of TDS is hereby incorporated by reference to TDS's Schedule 14A as filed with the SEC on February 18, 2005
99.3	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement

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  Item 8.01. Other Events.
  Item 9.01. Exhibits.
SIGNATURES
EXHIBIT INDEX